United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on March 10, 2020, Everest/Sapphire Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Clarus Corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) to acquire S.K.B. Corporation, a California corporation.

Given the recent events surrounding the COVID-19 global pandemic, and the economic uncertainties in the United States and globally as a result thereof, each of the parties to the Purchase Agreement entered into a letter agreement dated April 30, 2020 (the “Letter Agreement”), mutually agreeing that the Purchase Agreement has expired on April 30, 2020 and is no longer effective.

The foregoing descriptions of the Purchase Agreement and the Letter Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the Purchase Agreement, which was filed as exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2020, and the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto, each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed herewith as a part of this Report:

Exhibit	Description

2.1	Stock Purchase Agreement dated March 10, 2020, by and among Everest/Sapphire Acquisition, LLC, Clarus Corporation, S.K.B. Corporation, David Sanderson, Steven Kottman and Steven Kottman, as Sellers’ Representative (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2020 and incorporated herein by reference).

10.1	Letter Agreement dated April 30, 2020, by and among Everest/Sapphire Acquisition, LLC, Clarus Corporation, S.K.B. Corporation, David Sanderson, Steven Kottman and Steven Kottman, as Sellers’ Representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2020

CLARUS CORPORATION

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer and Chief Administrative Officer